JPMORGAN MULTI-MANAGER SMALL CAP GROWTH FUND
AND
JPMORGAN MULTI-MANAGER SMALL CAP VALUE FUND
EACH A SERIES OF
J.P. MORGAN FLEMING SERIES TRUST

SUPPLEMENT DATED APRIL 17, 2007
TO THE PROSPECTUS
DATED NOVEMBER 1, 2006

NOTICE OF LIQUIDATION OF THE JPMORGAN MULTI-MANAGER SMALL CAP GROWTH FUND AND THE JPMORGAN MULTI-MANAGER SMALL CAP VALUE FUND.

On April 16, 2007, the Board of Trustees of J.P. Morgan Fleming Series Trust (the “Trust”) approved the liquidation of the JPMorgan Multi-Manager Small Cap Growth Fund and the JPMorgan Multi-Manager Small Cap Value Fund (each a “Fund” and collectively the “Funds”) on April 27, 2007 (the “Liquidation Date”) and the dissolution of the Trust. On the Liquidation Date, each Fund will distribute pro rata to its shareholders of record all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of a Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Funds deem appropriate subject to ratification by the Board. IN LIGHT OF THE PLANNED LIQUIDATION, SHARES OF THE FUNDS ARE NO LONGER BEING OFFERED.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-MULTI-407